                                       Securities and Exchange Commission
                                             Washington, D.C. 20549
                                -----------------------------------------------

                                                    FORM 8-K

                                                 CURRENT REPORT
                                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report (Date of earliest event reported): February 8, 2005

                                          The Phoenix Companies, Inc.
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                             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                                      1-16517                                   06-1599088
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(State or Other Jurisdiction              (Commission File Number)                             (IRS Employer
   of Incorporation)                                                                     Identification No.)

         One American Row, Hartford, CT                                                        06102 -5056
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       (Address of Principal Executive Offices)                                                 (Zip Code)

Registrant's telephone number, including area code:                                         (860) 403-5000
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                                                 NOT APPLICABLE
           -----------------------------------------------------------------------------------------
                         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On February 8, 2005, The Phoenix Companies, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2004. This is furnished as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits
             (a) Not applicable
             (b) Not applicable
             (c) Exhibits
                 Exhibit 99.1 News release of The Phoenix Companies, Inc. dated February 8, 2005, regarding the matters described in Item 2.02.

                                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        THE PHOENIX COMPANIES, INC.

Date: February 8, 2005                                  By: /s/ Scott R. Lindquist
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                                                            Name:  Scott R. Lindquist
                                                            Title: Senior Vice President and Chief
                                                                    Accounting Officer